CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Robert Brault, Chief Financial Officer of Legg Mason Partners Variable Portfolios IV – Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Legg Mason Partners Variable Portfolios IV -	Chief Financial Officer Legg Mason Partners Variable Portfolios IV -
Legg Mason Partners Variable Multiple	Legg Mason Partners Variable Multiple
Discipline Portfolio — All Cap Growth and Value	Discipline Portfolio — All Cap Growth and Value

/s/ R. Jay Gerken R. Jay Gerken	/s/ Robert Brault Robert Brault
Date: March 9, 2007	Date: March 9, 2007
     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Robert Brault, Chief Financial Officer of Legg Mason Partners Variable Portfolios IV– Legg Mason Partners Variable Multiple Discipline Portfolio — Large Cap Growth and Value (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Legg Mason Partners Variable Portfolios IV-	Chief Financial Officer Legg Mason Partners Variable Portfolios IV -
Legg Mason Partners Variable Multiple	Legg Mason Partners Variable Multiple
Discipline Portfolio — Large Cap Growth and Value	Discipline Portfolio — Large Cap Growth and Value

/s/ R. Jay Gerken R. Jay Gerken	/s/ Robert Brault Robert Brault
Date: March 9, 2007	Date: March 9, 2007
     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Robert Brault, Chief Financial Officer of Legg Mason Partners Variable Portfolios IV – Legg Mason Partners Variable Multiple Discipline Portfolio - Global All Cap Growth and Value (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Legg Mason Partners Variable Portfolios IV -	Chief Financial Officer Legg Mason Partners Variable Portfolios IV -
Legg Mason Partners Variable Multiple	Legg Mason Partners Variable Multiple
Discipline Portfolio — Global All Cap Growth and Value	Discipline Portfolio — Global All Cap Growth and Value

/s/ R. Jay Gerken R. Jay Gerken	/s/ Robert Brault Robert Brault
Date: March 9, 2007	Date: March 9, 2007
     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
     R. Jay Gerken, Chief Executive Officer, and Robert Brault, Chief Financial Officer of Legg Mason Partners Variable Portfolios IV – Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced All Cap Growth and Value (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Legg Mason Partners Variable Portfolios IV -	Chief Financial Officer Legg Mason Partners Variable Portfolios IV -
Legg Mason Partners Variable Multiple	Legg Mason Partners Variable Multiple
Discipline Portfolio — Balanced All Cap Growth and Value	Discipline Portfolio – Balanced All Cap Growth and Value

/s/ R. Jay Gerken R. Jay Gerken	/s/ Robert Brault Robert Brault
Date: March 9, 2007	Date: March 9, 2007
     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.